                                                                   EXHIBIT 10.09



                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY



                                      AND



                                  EBAY, INC.



                                     LEASE

                                SUMMARY OF LEASE



1.   DATE OF LEASE:


2.   LANDLORD:                          Connecticut General Life Insurance
                                        Company, on behalf of its Separate
                                        Account R

3.   TENANT:                            eBay, Inc., a California corporation


4.   PREMISES:                          2005 Hamilton Avenue, Suites 235 and 240
                                        San Jose, California


5.   SQUARE FEET:                       2,215 sq. ft.


6.   PERMITTED USE:                     General office



7.   TERM:                              Three (3) years

     (a) SCHEDULED COMMENCEMENT DATE: April 1, 1998

     (b) SCHEDULED EXPIRATION DATE:     March 31, 2001


8.   RENT:

     (a) BASIC RENT:                    $ 5,493.20 per month (Lease months 1-36)

     (b) TENANT'S ESTIMATED SHARE OF
         DIRECT EXPENSES:               $ 1,373.30 per month


9.   SECURITY DEPOSIT:              $7,000.00


10.  PARKING SPACES PROVIDED:           Eight (8)


11.  OTHER IMPORTANT PROVISIONS:



THIS SUMMARY OF LEASE IS INTENDED TO SUMMARIZE CERTAIN KEY PROVISIONS IN THE ATTACHED LEASE. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS SUMMARY AND THE LEASE, THE PROVISIONS OF THE LEASE SHALL GOVERN.

                                TABLE OF CONTENTS



PARAGRAPH
-----------------------------------------------------------------
PAGE
----

1.  USE
2.  TERM
3.  POSSESSION
4.  MONTHLY RENT
5.  ADJUSTMENT OF BASIC RENT AND DIRECT EXPENSES
6.  RESTRICTION ON USE
7.  COMPLIANCE WITH LAWS
8.  ALTERATIONS
9.  REPAIR AND MAINTENANCE
10. LIENS
11. INSURANCE
12. UTILITIES AND SERVICE
13. TAXES AND OTHER CHARGES
14. ENTRY BY LANDLORD
15. COMMON AREA; PARKING
16. DAMAGE BY FIRE; CASUALTY
17. INDEMNIFICATION
18. ASSIGNMENT AND SUBLETTING
19. DEFAULT
20. LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT
21. EMINENT DOMAIN
22. NOTICE TO SURRENDER
23. TENANT'S QUITCLAIM
24. HOLDING OVER
25. SUBORDINATION
26. CERTIFICATE OF ESTOPPEL
27. SALE BY LANDLORD
28. ATTORNMENT TO LENDER OR THIRD PARTY
29. DEFAULT BY LANDLORD
30. CONSTRUCTION CHANGES
31. MEASUREMENT OF PREMISES
32. ATTORNEY FEES
33. SURRENDER
34. WAIVER
35. EASEMENTS; AIRSPACE RIGHTS
36. RULES AND REGULATIONS
37. NOTICES
38. NAME
39. GOVERNING LAW; SEVERABILITY
40. DEFINITIONS
41. TIME
42. INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE
43. ENTIRE AGREEMENT
44. CORPORATE AUTHORITY
45. RECORDING
46. REAL ESTATE BROKERS
47. EXHIBITS AND ATTACHMENTS
48. ERISA REQUIREMENTS
49. ENVIRONMENTAL MATTERS
50. SIGNAGE
51. SUBMISSION OF LEASE
52. PREMISES LEASED "AS IS"
53. ADDITIONAL RENT
54. LANDLORD'S OPTION TO RELOCATE PREMISES

                                 OFFICE LEASE
                                 ------------


    THIS LEASE is made this __________ day of _______________________, 1998, by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation, on behalf of its Separate Account R ("Landlord"), and EBAY, INC., a California corporation ("Tenant).


                                W I T N E S S E T H:

    Landlord leases to Tenant and Tenant leases from Landlord those certain premises outlined in red on Exhibit A (the "Premises") which Premises are commonly known as 2005 Hamilton Avenue, Suites 235 and 240, San Jose, California, which Landlord and Tenant hereby agree consists of approximately two thousand two hundred fifteen (2,215) square feet. As used herein the term "Project" shall mean and include all of the land described in Exhibit B and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

    Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

    1.  USE.  Subject to the restrictions contained in paragraph 6, Tenant shall
        ---
use the Premises for general office use and shall not use or permit the Premises to be used for any other purpose.

    2.  TERM.  The term shall be for three (3) years (unless sooner terminated
        ----
as hereinafter provided) and, subject to paragraph 3, shall commence on April 1, 1998 and end on March 31, 2001.

    3.  POSSESSION.
        ----------

        (a) If Landlord for any reason cannot deliver possession of the Premises to Tenant by the scheduled commencement date set forth in paragraph 2, this lease shall not be void or voidable, Landlord shall not be liable to Tenant for any loss or damage on account thereof and Tenant shall not be liable for rent until Landlord delivers possession of the Premises to Tenant. If the term commences on a date other than the date specified in paragraph 2 above, then the parties shall immediately execute an amendment to this lease stating the actual date of commencement. The expiration date of the term shall be extended by the same number of days that Tenant's possession of the Premises was delayed from that set forth in paragraph 2.

        (b) Tenant's inability or failure to take possession of the Premises when delivery is tendered by Landlord shall not delay the commencement of the term of this lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this lease, even if Tenant never takes possession of the Premises, including without limitation brokerage commissions and fees, legal fees and other professional fees. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this lease.

    4.  MONTHLY RENT.
        ------------

        (a) Basic Rent.  Tenant shall pay to Landlord as basic rent for the
            ----------
Premises, in advance and subject to adjustment as provided in paragraph 5, the sum of Five Thousand Four Hundred Ninety-Three and 20/100 Dollars ($5,493.20) on or before the first day of the first full calendar month of the term and on or before the first day of each and every successive calendar month. Basic rent for any partial month shall be payable in advance and shall be prorated based on the actual number of days during the lease term occurring in such month divided by the total number of days in such month.

        (b) Direct Expenses.  In addition to the above basic rent and as
            ---------------
additional rent, Tenant shall pay to Landlord, subject to adjustment and reconciliation as provided in paragraph 5(b) of this lease, the sum of One Thousand Three Hundred Seventy-Three and 30/100 Dollars ($1,373.30) on or before the first day of the first full calendar month of the term and on the first day of each and every successive calendar month, said sum representing Tenant's estimated payment of its proportionate share of direct expenses as provided for in paragraph 5(b) to this lease. Payment for direct expenses for any partial month shall be payable in advance and shall be prorated based on the actual number of days during the lease term occurring in such month divided by the total number of days in such month.

        (c) Manner and Place of Payment.  All payments of basic rent and direct
            ---------------------------
expenses shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, c/o McCandless Management Corporation at 3945 Freedom Circle, Suite 640, Santa Clara, California, 95054, or to such other person or place as Landlord may from time to time designate in writing.

        (d) Advance Rent.  Concurrently with Tenant's execution of this lease,
            ------------
Tenant shall deposit with Landlord the sum of Six Thousand Eight Hundred Sixty-Six and 50/100 Dollars ($6,866.50) to be applied against the basic rent and direct expenses for the first month of the term.

        (e) Security Deposit.  Concurrently with Tenant's execution of this
            ----------------
lease, Tenant shall deposit with Landlord the sum of Seven Thousand Dollars ($7,000.00), which sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this lease, including but not limited to the provisions relating to the payment of basic rent and direct expenses, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant is not in default at the expiration or termination of this lease, the security deposit or any balance thereof shall be returned to Tenant after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest, and Tenant agrees that Landlord shall thereupon be released from liability for the return of such deposit or any accounting therefor.

    5.  ADJUSTMENT OF BASIC RENT AND DIRECT EXPENSES.
        --------------------------------------------

        (a) Adjustments in Basic Rent.  The basic rent provided for in paragraph
            -------------------------
4(a) shall be adjusted annually on each anniversary of the commencement date as follows:

        Commencing on the first day of the thirteenth (13th) lease month and on each anniversary date thereafter (the "Adjustment Date"), the basic rent shall be adjusted as follows:

        The Consumer Price Index for All Urban Consumers (base year 1984 = 100) for San Francisco-Oakland, Metropolitan Area published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the date immediately preceding the applicable Adjustment Date (the "Extension Index"), shall be compared with the Index published for the date immediately preceding the lease commencement date (the "Beginning Index"). If the Extension Index has increased over the Beginning Index, the basic monthly rent payable during the following period shall be set by multiplying the basic rent as of the lease commencement date by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index; provided, however, that in no event shall the increase in monthly basic rent payable during each adjusted one year period be less than four percent (4%) per year over the monthly basic rent payable for the lease month prior to the Adjustment Date.

        As soon as the monthly basic rent for each such period is set, Landlord shall give Tenant notice of the amount. On each Adjustment Date the parties shall immediately execute an amendment to the lease stating the new monthly basic rent or otherwise acknowledge in writing such adjustment in form reasonably acceptable to Landlord. If the Index is changed so that the base year differs from that used for the Beginning Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

        (b) Adjustments to Direct Expenses.  Tenant's proportionate share of
            ------------------------------
direct expenses of the Project shall be ninety-six one-hundredths percent (.96%) and Tenant's proportionate share of direct expenses of the building in which the Premises are located shall be three and forty-six one-hundredths percent (3.46%).

        Tenant shall be required to pay to Landlord, as additional rent in accordance with paragraph 4(b) of this lease, Tenant's proportionate share of direct expenses for each calendar year (or portion thereof) during the term of this lease. Tenant's estimated share of the monthly direct expenses payable by Tenant during the calendar year in which the term commences is set forth in paragraph 4(b) of this lease. A written estimate of Tenant's monthly share of direct expenses for each succeeding calendar year shall be delivered to Tenant prior to the commencement of each such succeeding calendar year (or as soon as practicable thereafter). Tenant shall pay to Landlord in accordance with paragraph 4(b) of this lease its monthly share of direct expenses as estimated by Landlord. Landlord reserves the right to revise such written estimate during a calendar year if Landlord's actual or projected direct expenses shows an increase or decrease in excess of ten percent (10%) from that of an earlier written estimate delivered to Tenant, and if Landlord elects to revise the earlier estimate, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly. Statements of the actual direct expenses for the calendar year in which the term commences and for each succeeding calendar year (herein called "statement of actual direct expenses") shall be delivered to Tenant within one hundred twenty (120) days following the expiration of each such calendar year (or as soon as practicable thereafter). If the statement of actual direct expenses for any such calendar year shows that Tenant's proportionate share of actual direct expenses for the year is in excess of the aggregate amount Tenant has paid as direct expenses for that calendar year, Tenant shall pay such excess to Landlord within ten (10) days after receipt of the statement of actual direct expenses. If Tenant fails to pay such excess amount due within said ten (10) day period, Tenant shall pay an additional ten percent (10%) of the amount due as a penalty. In the event that any statement of actual direct expenses shall show that Tenant has paid

Landlord an aggregate amount in excess of the actual direct expenses for the preceding calendar year and Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this lease at the time such statement of actual direct expenses is delivered, Landlord shall, at its option, promptly either refund such excess to Tenant or credit the amount thereof to the monthly direct expenses next becoming due from Tenant. The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of this lease.

    As used in this lease, "direct expenses" shall include, but not be limited to, (i) real property taxes, assessments, and other costs identified as direct expenses in paragraph 13; (ii) insurance premiums and other costs identified as direct expenses in paragraph 11; (iii) the cost of all utilities and services including water, gas, and sewer charges, electricity, heat, air conditioning, refuse collection, and janitorial services identified as direct expenses in paragraph 12; (iv) the costs of operating and maintaining the Common Area identified as direct expenses in paragraph 15, including, but not limited to, the landscaping, elevators, parking lots, paving, sidewalks, showers, the Greylands Mansion, and security and exterminator services; (v) the costs and expenses of maintaining and repairing the Project identified as direct expenses in paragraph 9, including but not limited to, mechanical, electrical, plumbing and sewage systems, windows, glazing, gutters, down-spouts, heating and ventilating and air conditioning systems, walls, floor coverings, roofs, structural elements, exterior walls, and the cost of maintenance contracts and supplies, materials, equipment and tools used in connection therewith; (vi) the cost of certain alterations identified as direct expenses in paragraph 8; (vii) amortization of such capital improvements having a useful life greater than one year as Landlord may have installed for the purpose of reducing operating costs and/or to comply with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities now or hereafter in effect (Tenant's share of such capital improvement shall equal Tenant's proportionate share of the fraction of the cost of such capital improvement equal to the remaining term of the lease over the useful life of such capital improvement);
(viii) wages, salaries, employee benefits (including union benefits) and related expenses of all on-site and off-site personnel engaged in the operation, management and maintenance of the Project (or the building in which the Premises are located) and payroll taxes applicable thereto and all costs incurred to maintain a management office in or near the Project (including, without limitation, rental payments therefor or the reasonable rental value of the space so occupied); (ix) supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project; (x) licenses, permits and inspection fees; (xi) a reasonable reserve for repairs and replacement of equipment used in the maintenance and operation of the Project; and (xii) all other operating costs incurred by Landlord in maintaining and operating the Project.

    6.   RESTRICTION ON USE.  Tenant shall not do or permit to be done in or
         ------------------
about the Premises or the Project, nor bring or keep or permit to be brought or kept in or about the Premises or Project, anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any other insurance covering the Project or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises for sleeping, washing clothes, cooking or in any manner that will cause or emit any objectionable odor, noise or light into the adjoining premises or Common Area. Tenant shall not do anything on the Premises that will cause damage to the Project or the building in which the Premises are located and Tenant shall not overload the floor capacity of the Project. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises. Landlord shall be the sole judge of whether such odor noise, light or vibration is such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building proper except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or inside of the building proper where designated; and no toxic or hazardous material shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises.

    7.  COMPLIANCE WITH LAWS.  Tenant shall, in connection with its use and
        --------------------
occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements of federal, state, county, municipal and other governmental authorities, now or hereafter in effect, which shall impose any duty upon Landlord or Tenant with respect to the use, occupancy or alteration of the Premises, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether or not Landlord is a party thereto) that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This lease shall remain in full force and effect notwithstanding any loss of use of other effect on Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations and requirements now or hereafter in effect.

    8.  ALTERATIONS.  Tenant shall not make or suffer to be made any alteration,
        -----------
addition or
improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord, (ii) a valid building permit issued by the appropriate governmental authority and
(iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction and with the rules, regulations and requirements of any board of fire underwriters or similar body. Landlord's consent to any requested alteration shall not create on the part of Landlord or cause Landlord to incur any responsibility or liability for such alteration's compliance with all laws, rules and regulations of federal, state, municipal, county and other governmental authorities. Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, window covering and carpet installations made by Tenant, regardless of how attached to the Premises, together with all other alterations that have become an integral part of the building in which the Premises are a part, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed trade fixtures and, subject to Landlord's right to require removal and restoration as specified herein, shall remain upon and be surrendered with the Premises at the termination of the lease.

        If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord's written approval of any contractor or person selected by Tenant for that purpose, and the same shall be made at such time and in such manner as Landlord may from time to time designate. Tenant shall, if required by Landlord, secure at Tenant's cost a completion and lien indemnity bond for such work. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly remove any such alteration made by Tenant and designated by Landlord to be removed, repair any damage to the Premises caused by such removal and restore the Premises to their condition prior to Tenant's alteration. Any moveable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of the Landlord; provided, however, in addition to all other remedies available to Landlord at law or in equity, Landlord may (i) require Tenant to remove same or
(ii) remove same at Tenant's cost, and Tenant shall be liable to Landlord for all damages incurred by Landlord related thereto.

        If during the term any alteration, addition or change of the Premises is required by law, regulation, ordinance or order of any public authority, Tenant, at its sole cost and expense, shall promptly make the same. If during the term any alterations, additions or changes to the Common Area or to the Project or building in which the Premises is located is required by law, regulation, ordinance or order of any public or quasi-public authority, and it is impractical, in Landlord's judgment, for the affected tenants to individually make such alterations, additions or changes, Landlord shall make such alterations, additions or changes and the cost thereof shall be a direct expense and Tenant shall pay its percentage share of said cost to Landlord as provided in paragraphs 4 and 5.

    9.  REPAIR AND MAINTENANCE.  Subject to paragraph 16, Landlord shall
        ----------------------
maintain and keep in good repair the Common Area (including, without limitation, the Greylands Mansion) and the mechanical, electrical, plumbing and sewage systems, windows, window frames, plate glass, glazing, elevators, gutters and down-spouts, the roof, exterior walls, structural elements and the heating, ventilating and air conditioning systems (except special air conditioning of Tenant's computer room(s) as set forth below) of the Premises and the Project; provided, however, that Landlord shall not be required to perform repairs made necessary by the negligence or abuse of such improvements or property by Tenant or its employees agents, subtenants or permitees. The cost of all maintenance and repairs made by Landlord pursuant to this paragraph 9, including without limitation maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance, shall be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5.

        By entry hereunder Tenant accepts the Premises as being in good and sanitary order, condition and repair. Subject to paragraphs 16 and 21, and excepting repairs and maintenance required by this paragraph 9 to be made by Landlord, Tenant at its cost shall keep the Premises and every part thereof in good and sanitary order, condition and repair and Tenant shall be solely responsible for the cost and maintenance of, and electricity supplied to, any special air conditioning for Tenant's computer facilities. Further, Tenant shall repair (or, at the option of Landlord, reimburse Landlord if Landlord elects to repair) damage to improvements or other property located on or about the Project where such repairs are made necessary by the negligence of or abuse of such improvements or other property by Tenant or its employees, agents, subtenants or permitees. Tenant waives all rights under and benefit of California Civil Code Sections 1932(1), 1941, and 1942 and under any similar law, statute or ordinance now or hereafter in effect.

    10.  LIENS.  Tenant shall keep the Premises and the Project free from any
         -----
liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors. Upon Tenant's receipt of a preliminary twenty (20) day notice filed by a claimant pursuant to California Civil Code Section 3097, Tenant shall immediately provide Landlord with a copy of such notice. Should any lien be recorded against the Project, Tenant shall give immediate notice of such lien to Landlord. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses (including attorneys' fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and materialmen's liens and like liens. Tenant shall give Landlord at least fifteen (15) days' prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

    11.  INSURANCE.  Tenant, at its sole cost and expense, shall keep in force
         ---------
during the term (i) commercial general liability and property damage insurance with a combined single limit of at least $2,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insureds with respect to the Premises or arising out of Tenant's maintenance, use or occupancy of the Premises and all areas appurtenant thereto, (ii) direct physical loss-special insurance covering the leasehold improvements in the Premises and all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings, and personal property from time to time located in, on or about the Premises, with coverage in the amount of the full replacement cost thereof, and (iii) Worker's Compensation Insurance as required by law, together with employer's liability coverage with a limit of not less than $1,000,000 for bodily injury for each accident and for bodily injury by disease for each employee. Tenant's commercial general liability and property damage insurance and Tenant's Workers Compensation Insurance shall be endorsed to provide that said insurance shall not be cancelled or reduced except upon at least thirty (30) days prior written notice to Landlord. Further, Tenant's commercial general liability and property damage insurance shall be primary and shall be endorsed to provide that Landlord and McCandless Management Corporation, and their respective partners, officers, directors and employees and such other persons or entities as directed from time to time by Landlord shall be named as additional insureds for all liability using ISO Bureau Form CG20111185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; shall contain a severability of interest clause and a cross-liability endorsement; shall be endorsed to provide that the limits and aggregates apply per location using ISO Bureau Form CG25041185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; and shall be issued by an insurance company admitted to transact business in the State of California and rated A+VIII or better in Best's Insurance Reports (or successor report). The deductibles for all insurance required to be maintained by Tenant hereunder shall be satisfactory to Landlord. The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in paragraph 17 of this lease provided, however, nothing contained in this paragraph 11 shall be construed to limit the liability of Tenant under the indemnification provisions set forth in said paragraph 17. If Landlord or any of the additional insureds named on any of Tenant's insurance, have other insurance which is applicable to the covered loss on a contributing, excess or contingent basis, the amount of the Tenant's insurance company's liability under the policy of insurance maintained by Tenant shall not be reduced by the existence of such other insurance. Any insurance carried by Landlord or any of the additional insureds named on Tenant's insurance policies shall be excess and non-contributing with the insurance so provided by Tenant.

        Tenant shall, prior to the commencement of the term and at least thirty
(30) days prior to any renewal date on any insurance policy required to be maintained by Tenant pursuant to this paragraph, provide Landlord with a completed Certificate of Insurance, using a form acceptable in Landlord's reasonable judgement, attaching thereto copies of all endorsements required to be provided by Tenant under this lease. Tenant agrees to increase the coverage or otherwise comply with changes in connection with said commercial general liability, property damage, direct physical loss and Worker's Compensation Insurance as Landlord or Landlord's lender may from time to time require.

        Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition), plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve
(12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time require. Landlord may but shall not be obligated to obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of all such insurance purchased by Landlord, plus any charges for deferred payment of premiums and the amount of any deductible incurred upon any covered loss within the Project, shall be direct expenses and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraphs 4(b) and 5(b). If the cost of insurance is increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase.

        Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Project, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties so long as such insurance permits waiver of liability and contains a waiver of subrogation without additional premiums.

        If Tenant does not take out and maintain insurance as required pursuant to this paragraph 11, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord promptly on demand, as additional rent, the amount so paid. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expenses (including attorney fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

    12.  UTILITIES AND SERVICE.  Landlord shall furnish to the Premises and to
         ---------------------
the building in which the Premises are located, during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the Project, reasonable quantities of water and electricity suitable for the intended use of the Premises and the building in which the Premises are located, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, refuse collection and janitorial services. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air conditioning systems. The cost of all utilities and services furnished by Landlord to the Premises and to the building in which the Premises are located pursuant to this paragraph 12 shall be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5.

        Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, Landlord's failure to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations, or other governmental actions or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. In addition, Tenant shall not be relieved from the performance of any covenant or agreement in this lease because or any such failure, and no eviction of Tenant shall result from such failure.

        Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation, electronic data processing machines, punch card machines or machines using current in excess of 110 volts) which will in any way increase the amount of electricity, water or air conditioning usually furnished or supplied to premises in the Project being used as general office space or connect with electric current (except through existing electrical outlets in the Premises) or with water pipes any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied to premises in the Project being used as general office space then Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld, and Tenant shall pay to Landlord promptly on demand, as additional rent, the full cost of such excess use. Landlord may cause an electric current or water meter to be installed in the Premises in order to measure the amount of electric current or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, and all charges for such excess water and electric current consumed (as shown by meters and at the rates then charged by the furnishing public utility) plus any additional expense incurred by Landlord in keeping account of electric current or water so consumed, shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord. Whenever heat generating machines or equipment are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

    13.  TAXES AND OTHER CHARGES.  All real estate taxes and assessments and
         -----------------------
other taxes, fees and charges of every kind or nature, foreseen or unforeseen, which are levied, assessed or imposed upon Landlord and/or against the Premises, building, Common Area or Project or any part thereof by any federal, state, county, regional, municipal or other governmental or quasi-governmental authority or special district authority, together with any increases therein whether resulting from increased rate and/or valuation shall be a direct expense and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5. By way of illustration and not limitation, "other taxes, fees and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, and premium taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, allocable to, or measured by the rent payable hereunder, including, without limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent, (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises, (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to vehicles, parking or the number of persons employed on or about the Project, and (vi) any tax, license, franchise fee or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord (including, but not limited to, costs of attorneys and experts) thereby shall also be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5. In the event the Premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher than those of other tenants in the building or Project or in the event alterations or improvements are made to the Premises, Tenant's percentage share of such taxes, assessments, fees and/or charges shall be readjusted upward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available and Landlord's determination thereof shall be conclusive.

        Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become a part of the Premises. If any of Tenant's personal property shall be assessed with the Project, Tenant shall pay to Landlord, as additional rent, the amounts attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property.

    14.  ENTRY BY LANDLORD.  Landlord reserves, and shall at all reasonable
         -----------------
times have, the right to enter the Premises (i) to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers, lenders or tenants and to put, 'for sale' or 'for lease' signs thereon, (iv) to post notices required or allowed by this lease or by law, (v) to alter, improve or repair the Premises and any portion of the Project, and (vi) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph and Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on, and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

    15.  COMMON AREA; PARKING.  Subject to the terms and conditions of this
         --------------------
lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees and invitees shall, in common with other occupants of the Project, and their respective employees, invitees and customers and others entitled to the use thereof, have the nonexclusive right to use the access roads, parking areas and facilities within the Project provided and designated by Landlord for the general use and convenience of the occupants of the Project (which areas and facilities shall include, but not be limited to, common lobbies, corridors, restrooms and showers, part or all of the Greylands Mansion and the .37 acre parcel upon which it is located, telephone, electrical, janitorial and mechanical rooms, elevators, stairwells, vertical duct shafts, sidewalks, parking, refuse, landscape and plaza areas, roofs, building exteriors, electrical, mechanical, plumbing and HVAC systems and storage areas) which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this lease.

        Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known. Landlord further reserves the right to promulgate such rules and regulations relating to the use of the Common Area, and any part thereof, as Landlord may deem appropriate for the best interests of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice.

        Tenant acknowledges that Landlord (as tenant) has leased the Greylands Mansion on a month-to-month basis and that such Lease can be terminated on thirty (30) days notice. Upon termination of the lease for the Greylands Mansion the Common Area shall thereafter include no part of the Greylands Mansion and the .37 acre parcel upon which it is located.

        Tenant shall have the nonexclusive use of eight (8) parking spaces in the Common Area as designated from time to time by Landlord. Landlord reserves the right at its sole option to assign and label parking spaces, but it is specifically agreed that Landlord is not responsible for policing any such parking spaces. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area.

        Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be at the sole discretion of Landlord. The cost of such maintenance, operation and management, including but not limited to landscaping, repair of paving, parking lots and sidewalks, the Greylands Mansion (including interior repair and maintenance; janitorial services; furniture rental or depreciation charges; and lease payments charged to the Project by the owner of the Greylands Mansion), security and exterminator services and salaries and employee benefits (including union benefits) of on-site and accounting personnel engaged in such maintenance and operations management, shall be a direct expense and Tenant shall pay to Landlord its percentage share of such cost as provided in paragraphs 4 and 5.

    16.  DAMAGE BY FIRE; CASUALTY.  In the event the Premises are damaged by any
         ------------------------
casualty which is covered under an insurance policy required to be maintained by Landlord pursuant to paragraph 11, Landlord shall be entitled to the use of all insurance proceeds and shall repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

        In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible, in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this lease as of the date of the occurrence of the damage; provided, however, that if such damage is caused by an act or omission of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this lease pursuant hereto, Tenant shall have the right within ten
(10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this lease shall be cancelled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

        If the Premises are totally destroyed during the term from any cause (including any destruction required by any authorized public authority), whether or not covered by the insurance required under paragraph 11, this lease shall automatically terminate as of the date of such total destruction; provided, however, that if the Premises can reasonably and lawfully be repaired or restored within twelve (12) months of the date of destruction to substantially the condition existing prior to such destruction and if the proceeds of the insurance payable to the Landlord by reason of such destruction are sufficient to pay the cost of such repair or restoration, then said insurance proceeds shall be so applied, Landlord shall promptly repair and restore the Premises and this lease shall continue, without interruption, in full force and effect. If the Premises are totally destroyed during the last twelve (12) months of the term, Landlord may at Landlord's option cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the occurrence of such damage.

        If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair them pursuant to this lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated only in proportion to the square footage of the Premises rendered untenantable to Tenant by such damage or destruction. Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration. The parties waive the provisions of California Civil Code Sections 1932(2) and 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this paragraph 16 shall govern in the event of the destruction of the Premises.

    17.  INDEMNIFICATION.  Landlord shall not be liable to Tenant and Tenant
         ---------------
hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except the failure of Landlord to perform its obligations under this lease where such failure has persisted for an unreasonable period of time after notice of such failure. Without limiting the foregoing, Landlord shall not be liable to Tenant for any injury to or death of any person or damages to or destruction of property by reason of, or arising from, any latent defect in the Premises or Project or the act or negligence of any other tenant of the Project. Tenant shall immediately notify Landlord of any defect in the Premises or Project.

        Except as to injury to persons or damage to property the principal cause of which is the failure by Landlord to observe any of the terms and conditions of this lease, Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any claim, liability, loss damage or expense (including attorney fees) arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant shall further hold Landlord harmless from and indemnify and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising (i) from Tenant's use of the Premises or from the conduct of its business or from any activity or work done, permitted or suffered by Tenant or its agents or employee, in or about the Premises or Project, (ii) out of the failure of Tenant to observe or comply with Tenant's obligation to observe and comply with laws or other requirements as set forth in paragraph 7, (iii) by reason of Tenant's use, handling, storage, or disposal of toxic or hazardous materials or waste, (iv) by reason of any labor or service performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises, or
(v) from any other act, neglect, fault or omission of Tenant or its agents or employees.

        The provisions of this paragraph 17 shall survive the expiration or earlier termination of this lease.

    18.  ASSIGNMENT AND SUBLETTING.  Tenant shall not voluntarily assign,
         -------------------------
encumber or otherwise transfer its interest in this lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld, and otherwise complying with the requirements of this paragraph 18. Any assignment, encumbrance or sublease without Landlord's consent, shall constitute a default.

        If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than thirty (30) days or more than ninety (90) days after the date of Landlord's receipt of such notice), the portions of the Premises proposed to be sublet or assigned, the terms and conditions of the proposed assignment or sublease (including the rent to be paid by the proposed assignee or subtenant) and the name, address and telephone number of the proposed assignee or subtenant. Tenant shall further provide Landlord with such other information concerning the proposed assignee or subtenant as requested by Landlord. For a period of thirty (30) days after Landlord's receipt of Tenant's written notice, Landlord shall have the option, exercisable by delivering written notice to Tenant, to terminate this lease as of the date specified in Landlord's written notice to Tenant, which date shall not be less than thirty
(30) days nor more than ninety (90) days after the date of Landlord's written notice to Tenant; provided, however, if Tenant has entered into a new lease with Landlord for other space in the Project (not presently leased by Tenant), which space exceeds 20,000 square feet, then the termination date specified in Landlord's notice shall not be less than fifteen (15) days nor more than thirty
(30) days after the date of Landlord's written notice to Tenant. If Landlord exercises its option to terminate this lease as provided in the foregoing sentence, Landlord may, if it so elects, enter into a new lease for the Premises or any portion thereof with the proposed assignee or subtenant or any other third party on such terms as Landlord and such proposed assignee or subtenant or other third party may agree; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting.

        If Landlord does not elect to terminate this lease as provided hereinabove in this paragraph 18 and if Landlord consents in writing to the proposed assignment or sublet, Tenant shall be free to assign or sublet all or a portion of the Premises subject to the following conditions: (i) any sublease shall be on the same terms set forth in the notice given to Landlord; (ii) no sublease shall be valid and no subtenant shall take possession of the sublet premises until an executed counterpart of such sublease has been delivered to Landlord; (iii) no subtenant shall have a further right to sublet; (iv) any sums or other economic consideration received by Tenant as a result of such assignment or sublet (except rental or other payments received which are attributable to the amortization over the term of this lease of the cost of leasehold improvements constructed for such assignees or subtenant, and brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), shall be payable to Landlord as additional rent under this lease without affecting or reducing any other obligation of Tenant hereunder; (v) no sublet or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder; and (vi) any assignee or subtenant must expressly agree to assume and perform all of the covenants and conditions of Tenant under this lease. Tenant shall pay to Landlord promptly upon demand as additional rent, Landlord's actual attorneys' fees and other costs incurred for reviewing, processing or documenting any requested assignment or sublease, whether or not Landlord's consent is granted. Tenant shall not be entitled to assign this lease or sublease all or any part of the Premises (and any attempt to do so shall be voidable by Landlord) during any period in which Tenant is in default under this lease.

        If Tenant is a partnership, a withdrawal or change, voluntary or involuntary or by operation of law, of any general partner or the dissolution of the partnership shall be deemed an assignment of this lease subject to all the conditions of this paragraph 18. If Tenant is a corporation any dissolution, merger, consolidation or other reorganization of Tenant or the sale or other transfer of a controlling percentage of the capital stock of Tenant or the sale of more than fifty percent (50%) of the value of Tenant's assets shall be an assignment of this lease subject to all the conditions of this paragraph 18.
The term "controlling percentage" means the ownership of, and the right to vote, stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote. This paragraph shall not apply if Tenant is a corporation the stock of which is traded through an exchange.

        The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or sublets of this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

        No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

        Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this lease, all rent from any subletting of all or a part of the Premises as permitted by this lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver of Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this lease; except that, until the occurrence of an act or default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 18.

    19.  DEFAULT.  The occurrence of any of the following shall constitute a
         -------
default by Tenant: (i) failure of Tenant to pay any rent or other sum payable hereunder within three (3) days after the date that such payment becomes due;
(ii) abandonment of the Premises (Tenant's failure to occupy and conduct business in the Premises for fourteen (14) consecutive days shall be deemed an abandonment); (iii) failure of Tenant to deliver to Landlord any instrument, assurance, financial statement, subordination agreement or certificate of estoppel required under this Lease within the time period specified for such performance if the failure continues for five (5) days after written notice of the failure from Landlord to Tenant; or (iv) failure of Tenant to perform any other obligation under this lease if the failure to perform is not cured within thirty (30) days after written notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default if Tenant commences to cure such failure to perform within the thirty (30) day period and diligently and in good faith continues to cure the failure to perform), except in the case of an emergency or dangerous condition, in which case Tenant's time to perform shall be that time period which is reasonable under the circumstances. The notice referred to in clauses
(iii) and (iv) above shall specify the failure to perform and the applicable lease provision and shall demand that Tenant perform the provisions of this lease within the applicable period of time. No notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice. No notice shall be required in the event of abandonment or vacation of the Premises.

        In addition to the above, the occurrence of any of the following events shall also constitute a default by Tenant: (i) Tenant fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors (for purposes of determining whether Tenant is not paying its debts as they become due, a debt shall be deemed overdue upon the earliest to occur of the following: thirty (30) days from the date a statement therefor has been rendered; the date on which any action or proceeding therefor is commenced; or the date on which a formal notice of default or demand has been sent); (ii) Tenant fails to furnish to Landlord a schedule of Tenant's aged accounts payable within ten (10) days after Landlord's written request; (iii) any financial statements given to Landlord by Tenant, any assignee of Tenant, subtenant of Tenant, any guarantor of Tenant, or successor in interest of Tenant (including, without limitation, any schedule of Tenant's aged accounts payable) are materially false; or (iv) any financial statement or other financial information furnished by Tenant pursuant to the provisions of this lease or at the request of Landlord evidences that either Tenant's net worth or its net assets are at least twenty-five percent (25%) less than the net worth or net assets shown in either the immediately prior financial statement or the financial statement of Tenant furnished at the time of execution of this lease, and Tenant fails to furnish promptly to Landlord, after notice from Landlord to Tenant, an additional security deposit in cash equivalent to the aggregate of the basic rent and common area charges (without regard to any rent abatement) payable hereunder for the twelve (12) full calendar months immediately preceding such notice. At any time during the term of this lease Landlord, at Landlord's option, shall have the right to receive from Tenant, upon Landlord's request, a current annual balance sheet for Landlord's review. If the balance sheet shows a negative net worth, Landlord may terminate this lease by giving Tenant sixty (60) days prior written notice.

        In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right either to terminate Tenant's right to possession of the Premises (and thereby terminate this lease) or, from time to time and without termination this lease, to relet the Premises or any part thereof for the account and in the name of Tenant for such term and on such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

        Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover and to relet the Premises and such other rights and remedies as Landlord may have under California Civil Code Section 1951.4 (or successor Code section) or any other California statute. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making alterations and repairs. Rentals received by Landlord from such reletting shall be applied (i) to the payment of any indebtedness due hereunder, other than basic rent and direct expenses, from Tenant to Landlord; (ii) to the payment of the cost of any repairs necessary to return the Premises to good condition normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises at the time of reletting; and (iii) to the payment of basic rent or direct expenses due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease shall be paid to Tenant. Should the basic rent and direct expenses received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as an election on its part to terminate this lease unless a notice of such intention is given to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured.

        Should Landlord at any time terminate this lease for any breach, in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and shall have all the rights and remedies of a landlord provided by California Civil Code
Section 1951.2 or any successor code section. Upon such termination, in addition to all its other rights and remedies, Landlord shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of twelve percent (12%) per annum. The "worth at the time of award" of the amount referred to in
(iii) above shall be computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one percent (1%). Tenant waives the provisions of Section 1179 of the California Code of Civil Procedure (which Section allows Tenant to petition a court of competent jurisdiction for relief against forfeiture of this lease). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places that Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant.

    20.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT.  Landlord, at any time after
         -----------------------------------------
Tenant commits a default, may, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord and shall bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Amounts due Landlord hereunder shall be additional rent.

    21.  EMINENT DOMAIN.  If all or any part of the Premises shall be taken by
         --------------
any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, Tenant shall be entitled to any compensation for depreciation to and cost of removal of Tenant's equipment and fixtures and any compensation for its relocation expenses necessitated by such taking, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure (which section allows either party to petition the Superior Court to terminate this lease in the event of a partial taking of the Premises).

        If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right of power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the earlier of the date of Landlord's receipt of such notice of intention to condemn or the commencement of said action or proceeding. Such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

        In the event of a partial taking, or conveyance in lieu thereof, of the Premises and fifty percent (50%) or more of the number of square feet in the Premises are taken then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty (60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

        If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this lease as provided above, then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

    22.  NOTICE AND COVENANT TO SURRENDER.  On the last day of the term or on
         --------------------------------
the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises in its condition existing as of the commencement of the term and, except as otherwise provided by Landlord pursuant to the terms of paragraph 8 of this lease, all of the improvements and alterations made to the Premises in their condition existing as of the date of completion of construction and/or installation (normal wear and tear excepted), with all originally painted interior walls washed or repainted if marked or damaged, interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, and all floors cleaned and waxed; all to the reasonable satisfaction of Landlord. On or prior to the last day of the term or the effective date of any earlier termination, Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated to remove pursuant to the provisions of paragraph 8 of this lease, from the Premises, and all such property not removed shall be deemed abandoned. In addition, on or prior to the expiration or earlier termination of this lease, Tenant shall remove, at Tenant's sole cost and expense, all telephone, other communication, computer and any other cabling and wiring of any sort installed in the space above the suspended ceiling of the Premises or anywhere else in the Premises and shall promptly repair any damage to the suspended ceiling, lights, light fixtures, walls and any other part of the Premises resulting from such removal.

          If the Premises are not surrendered as required in this paragraph, Tenant shall indemnify Landlord against all loss, liability and expense (including, but not limited to, attorney fees) resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph 22 shall survive the termination of this lease.

     23.  TENANT'S QUITCLAIM.  At the expiration or earlier termination of this
          ------------------
lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten
(10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required to remove the cloud or encumbrance created by this lease from the real property or which the Premises are a part. This obligation shall survive said expiration or termination.

     24.  HOLDING OVER.  Any holding over after the expiration or termination of
          ------------
this lease (with the written consent of Landlord delivered to Tenant) shall be construed to be a tenancy from month to month at the monthly rent, as adjusted, in effect on the date of such expiration or termination. All provisions of this lease, except those pertaining to the term and any option to extend, shall apply to the month to month tenancy. The provisions of this paragraph are in addition to, and do not affect, Landlord's right of re-entry or other rights hereunder or provided by law.

          If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rental in effect during the last month prior to the date or such expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises including without limitation, any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.

     25.  SUBORDINATION.  In the event Landlord's title or leasehold interest is
          -------------
now or hereafter encumbered in order to secure a loan to Landlord, Tenant shall, at the request of Landlord or the lender, execute in writing an agreement subordinating its rights under this lease to the lien of such encumbrance, or, if so requested, agreeing that the lien of lender's encumbrance shall be or remain subject and subordinate to the rights of Tenant under this lease. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this lease. In addition, if in connection with any such loan the lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     26.  CERTIFICATE OF ESTOPPEL.  Each party shall, within five (5) calendar
          -----------------------
days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgement by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or Project. Further, within five (5) calendar days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current financial statements of Tenant.

     27.  SALE BY LANDLORD.  In the event the original Landlord hereunder, or
          ----------------
any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations.

     28.  ATTORNMENT TO LENDER OR THIRD PARTY.  In the event the interest of
          -----------------------------------
Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at a private trustee's foreclosure sale, Tenant hereby agrees to release Landlord of any obligation arising on or after any such foreclosure sale and to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this lease.

     29.  DEFAULT BY LANDLORD.  Landlord shall not be in default unless Landlord
          -------------------
fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

          If Landlord is in default of this lease, Tenant's sole remedy shall be to institute suit against Landlord in a court of competent jurisdiction, and Tenant shall have no right to offset any sums expended by Tenant as a result of Landlord's default against future rent and other sums due and payable pursuant to this lease. If Landlord is in default of this lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

     30.  CONSTRUCTION CHANGES.  It is understood that the description of the
          --------------------
Premises and the location of ductwork, plumbing and other facilities therein are subject to such changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises and/or the improvements constructed or being constructed therein, and no such changes or any changes in plans for any other portions of the Project, shall affect this lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

     31.  MEASUREMENT OF PREMISES.  Tenant understands and agrees that any
          -----------------------
reference to square footage of the Premises is approximate only and includes all interior partitions and columns, one-half of exterior walls, and one-half of the partitions separating the Premises from the rest of the Project, and any outside entry overhang, if applicable. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in basic rent or direct expenses or other amounts payable hereunder by reason of inaccuracies in such measurement.

     32.  ATTORNEY FEES.  If either party commences an action against the other
          -------------
party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this lease or concerning the Premises or the Project, by reason of any act or omission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to the other party for all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

     33.  SURRENDER.  The voluntary or other surrender of this lease or the
          ---------
Premises by Tenant, or a mutual cancellation of this lease, shall not work a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord or all or any such subleases or subtenancies.

     34.  WAIVER.  No delay or omission in the exercise of any right or remedy
          ------
of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this lease.

     35.  EASEMENTS; AIRSPACE RIGHTS.  Landlord reserves the right to alter the
          --------------------------
boundaries of the

Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, and in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's covenants hereunder.

          This lease confers no rights either with regard to the subsurface of the land on which the Premises are located or with regard to airspace above the ceiling of the Premises. Tenant agrees that no diminution or shutting off of light or view by a structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises are a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent, or result in any liability of Landlord to Tenant.

     36.  RULES AND REGULATIONS.  Landlord shall have the right from time to
          ---------------------
time to promulgate rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area, or for the preservation of good order. On delivery of a copy of such rules and regulations to Tenant, Tenant shall comply with the rules and regulations, and a violation of any of them shall constitute a default by Tenant under this lease. If there is a conflict between the rules and regulations and any of the provisions of this lease, the provisions of this lease shall prevail. Such rules and regulations may be amended by Landlord from time to time with or without advance notice.

     37.  NOTICES.  Except for legal process which may also be served as
          -------
provided by law or as provided herein, all notices, demands, requests, consents and other communications ("Notices") which may be given or are required to be given by either party to the other shall be in writing and shall be deemed given to and received by the party intended to receive such Notice (i) when hand delivered, (ii) three (3) days after such Notice shall have been deposited, postage prepaid, to the United States Mail, certified return receipt requested, properly addressed to the address specified herein, or (iii) date of delivery if sent to the address specified herein by reputable overnight courier (e.g. Federal Express or other comparable service), as evidenced by such courier's records.

     Prior to the commencement date, all such Notices from Landlord to Tenant shall be served or addressed to Tenant at 2005 Hamilton Avenue, Suite 255, San Jose, California. On or after the commencement date all such Notices from Landlord to Tenant shall be addressed to Tenant at the Premises.

     All such Notices by Tenant to Landlord shall be sent to Landlord, c/o CIGNA Investments, Inc., Real Estate Asset Management, Routing Code S-311, 900 Cottage Grove Road, Hartford, CT 06152-2311, with a copy to McCandless Management Corporation, 3945 Freedom Circle, Suite 640, Santa Clara, California 95054.

     Either party may change its address by notifying the other of such change.

     38.  NAME.  Tenant shall not use the name of the Project for any purpose
          ----
other than as the address of the business conducted by Tenant in the Premises without the prior written consent of Landlord.

     39.  GOVERNING LAW; SEVERABILITY.  This lease shall in all respects be
          ---------------------------
governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

     40.  DEFINITIONS.  As used in this lease, the following words and phrases
          -----------
shall have the following meanings:

          AUTHORIZED REPRESENTATIVE:  any officer, agent, employee or
          -------------------------
independent contractor retained or employed by either party, acting within authority given him by that party.

          ENCUMBRANCE:  any deed of trust, mortgage or other written security
          -----------
device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

          LEASE MONTH:  the period of time determined by reference to the day of
          -----------
the month in which the term commences and continuing to one day short of the same numbered day in the next succeeding month; e.g., the tenth day of one month to and including the ninth day in the next succeeding month.

          LENDER:  the beneficiary, mortgagee or other holder of an encumbrance,
          ------
as defined above.

          LIEN:  a charge imposed on the Premises by someone other than
          ----
Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

          MAINTENANCE:  repairs, replacement, repainting and cleaning.
          -----------

          MONTHLY RENT:  the sum of the monthly payments of basic rent and
          ------------
direct expenses.

          PERSON:  one or more human beings, or legal entities or other
          ------
artificial persons, including,
without limitation, partnerships, corporations, trusts, estates, associations and any combination of human being and legal entities.

         PROVISION:  any term, agreement, covenant, condition, clause,
         ---------
qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

         RENT:  basic rent, direct expenses, additional rent, and all other
         ----
amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

         Words used in any gender include other genders. If there be more than one Tenant, the obligations of Tenant hereunder are joint and several. All provisions whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The paragraph headings are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

    41.  TIME.  Time is of the essence of this lease and of each and all of its
         ----
provisions.

    42.  INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE.  Any amount due from
         ---------------------------------------------
Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, Tenant acknowledges that late payment by Tenant to Landlord of basic rent, or of Tenant's monthly direct expenses, or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 19 shall not affect the imposition of such interest and/or late charge. Any interest and late charge imposed pursuant to this paragraph shall be and constitute additional rent payable by Tenant to Landlord.

    43.  ENTIRE AGREEMENT.  This lease, including any exhibits and attachments,
         ----------------
constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

    44.  CORPORATE AUTHORITY.  If Tenant is a corporation, each individual
         -------------------
executing this lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall deliver to Landlord, within ten (10) days of the execution of this lease, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this lease and naming the officers that are authorized to execute this lease on behalf of Tenant, which copy shall be certified by Tenant's secretary as correct and in full force and effect.

    45.  RECORDING.  Neither Landlord nor Tenant shall record this lease or a
         ---------
short form memorandum hereof without the consent of the other.

    46.  REAL ESTATE BROKERS.  Each party represents and warrants to the other
         -------------------
party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this lease. Each party shall indemnify and hold harmless the other party from all damage, loss, liability and expense (including attorneys' fees and related costs) arising out of or resulting from any claims for commissions or fees that have been or may be asserted against the other party by any broker, finder or other person with whom Tenant or Landlord, respectively, has dealt, or purportedly has dealt, in connection with the Premises and the negotiation and execution of this lease. Landlord and Tenant agree that Landlord shall not be obligated to pay any broker leasing commissions, consulting fees, finder fees or any other fees or commissions arising out of or relating to any extended term of this lease or to any expansion or relocation of the Premises at any time.

    47.  EXHIBITS AND ATTACHMENTS.  All exhibits and attachments to this lease
         ------------------------
are a part hereof.

    48.  ERISA REQUIREMENTS.  It is understood that Landlord is subject to the
         ------------------
Employee Retirement Income Security Act ("ERISA") and has furnished to Tenant a list of individuals and entities, transactions with which might result in a prohibited transaction under ERISA or would otherwise cause a breach of an ERISA related requirement. Tenant hereby warrants and represents that Tenant is not related to or affiliated with any person or entity shown on the list attached hereto as Exhibit D such that Tenant is a "party in interest" to such person or entity as that term is defined in ERISA Section 3 (14), a copy of which Section is attached hereto as Exhibit E, as that Section may be interpreted or amended. Tenant agrees that each time that Landlord makes additions to such list that Tenant will either make the warranty requested above or shall disclose to Landlord the relationship with such party on the list that would cause Tenant to be unable to make such warranty and representation. Tenant agrees to indemnify and hold Landlord harmless from any cost, expense or damages which may result from a breach of the warranty and representation made by Tenant.

    49.  ENVIRONMENTAL MATTERS.
         ---------------------

         A.  TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS.
             ------------------------------------------------

             (1)  HAZARDOUS MATERIALS HANDLING.  Tenant, its agents, invitees,
                  ----------------------------
employees, contractors, sublessees, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present or permit the use, storage, disposal, release or presence of Hazardous Materials (as defined below) on or about the Premises or Project. As used herein "Hazardous Materials" shall mean any petroleum or petroleum by-products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance", "hazardous waste", "hazardous materials", "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), or any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United States Government or any agency thereof.

             (2)  NOTICES.  Tenant shall immediately notify Landlord in writing
                  -------
 of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any law, regulation or ordinance relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials (collectively "Hazardous Materials Laws"); (ii) any claim made or threatened by any person against Tenant, the Premises, Project or buildings within the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or buildings within the Project, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or buildings within the Project or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

         B.  INDEMNIFICATION OF LANDLORD.  Tenant shall indemnify, defend (by
             ---------------------------
counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, Project or buildings within the Project or discharge in or from the Premises, Project or buildings within the Project of any Hazardous Materials or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or buildings within the Project, or (ii) Tenant's failure to comply with any Hazardous Materials Laws whether knowingly, unknowingly, intentionally or unintentionally. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or buildings within the Project, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. In addition, Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's use, storage or disposal of Hazardous Materials, (ii) all costs of refitting or other alterations to the Premises, Project or buildings within the Project required as a result of Tenant's use, storage, or disposal of Hazardous Materials including, without limitation, alterations required to accommodate an alternate use of the Premises, Project or buildings within the Project, and (iii) any diminution in the fair market value of the Premises, Project or buildings within the Project caused by Tenant's use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 49, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

         C.  SURVIVAL.  The provisions of this paragraph 49 shall survive the
             --------
expiration or earlier termination of the term of this lease.

    50.  SIGNAGE.  Tenant shall not, without obtaining the prior written consent
         -------
of Landlord, install or attach any sign or advertising material on any part of the outside of the Premises, or on any part of the inside of the Premises which is visible from the outside of the Premises, or in the halls, lobbies, windows or elevators of the building in which the Premises are located or on or about any other portion of the Common Area or Project. If Landlord consents to the installation of any sign or other advertising material, the location, size, design, color and other physical aspects thereof shall be subject to Landlord's prior written approval and shall be in accordance with any sign program applicable to the Project. In addition to any other requirements of this paragraph 50, the installation of any sign or other advertising material by or for Tenant must comply with all applicable laws, statutes, requirements, rules, ordinances and any C.C. & R.'s or other similar requirements. With respect to any permitted sign installed by or for Tenant, Tenant shall maintain such sign or other advertising material in good condition and repair and shall remove such sign or other advertising material on the expiration or earlier termination of the term of this lease. The cost of any permitted sign or advertising material and all costs associated with the installation, maintenance and removal thereof shall be paid for solely by Tenant. If Tenant fails to properly maintain or remove any permitted sign or other advertising material, Landlord may do so at Tenant's expense. Any cost incurred by Landlord in connection with such maintenance or removal shall be deemed additional rent and shall be paid by Tenant to Landlord within ten (10) days following notice from Landlord. Landlord may remove any unpermitted sign or advertising material without notice to Tenant and the cost of such removal shall be additional rent and shall be paid by Tenant within ten (10) days following notice from Landlord. Landlord shall not be liable to Tenant for any damage, loss or expense resulting from Landlord's removal of any sign or advertising material in accordance with this paragraph 50. The provisions of this paragraph 50 shall survive the expiration or earlier termination of this lease.

    51.  SUBMISSION OF LEASE.  The submission of this lease to Tenant for
         -------------------
examination or signature by Tenant is not an offer to lease the Premises to Tenant, nor an agreement by Landlord to reserve the Premises for Tenant. Landlord will not be bound to Tenant until this lease has been duly executed and delivered by both Landlord and Tenant.

    52.  PREMISES TAKEN "AS IS".  Tenant is leasing the Premises from Landlord
         ----------------------
"As Is" in their condition existing as of the date hereof. Landlord shall have no obligation to alter or improve the Premises.

    53.  ADDITIONAL RENT.  All costs, charges, fees, penalties, interest, and
         ---------------
any other payments (including Tenant's reimbursement to Landlord of costs incurred by Landlord) which Tenant is required to make to Landlord pursuant to the terms and conditions of this lease and any amendments to this lease shall be and constitute additional rent payable by Tenant to Landlord when due as specified in this lease and any amendments to this lease.

    54.  LANDLORD'S OPTION TO RELOCATE PREMISES.  At any time during the initial
         --------------------------------------
term and any extended term of this lease, Landlord shall have the option to relocate Tenant to alternate space within the Project which is reasonably comparable to the Premises in size and type of space ("Relocation Space"). Landlord shall exercise this option to relocate by giving Tenant written notice of Landlord's election to relocate at least ninety (90) calendar days prior to the date of relocation and said written notice shall specify the date of relocation ("Relocation Date"). Upon Tenant's receipt of Landlord's written notice of election to exercise this option, Landlord and Tenant shall cooperate with each other to identify acceptable space within the Project which shall be the Relocation Space. If Landlord and Tenant are unable to agree on acceptable space within sixty (60) days after Tenant's receipt of Landlord's written notice, Landlord shall have the right to unilaterally designate as the Relocation Space any space within the Project which is reasonably comparable to the Premises in size and type of space. If Landlord and Tenant are unable to agree on acceptable space within sixty (60) days after Tenant's receipt of Landlord's written notice and Landlord unilaterally designates the Relocation Space as provided for in the foregoing sentence, Tenant shall have the option to terminate this lease effective as of the Relocation Date by delivering to Landlord, within five (5) business days after receipt of Landlord's notice designating the Relocation Space, Tenant's irrevocable written notice of its election to terminate this lease. In the event Tenant relocates into the Relocation Space as provided in this paragraph 54, commencing on the Relocation Date this lease shall be deemed amended by deleting the description of the Premises as presently constituted and adding the description of the Relocation Space and Tenant's lease of the Relocation Space from Landlord shall be subject to all of the terms and conditions of this lease (as amended, if applicable) including the payment of basic rent and direct expenses, which shall be adjusted to reflect any increase or decrease in the square footage between the Premises as presently constituted and the Relocation Space. Landlord shall pay all reasonable costs incurred in connection with moving Tenant's business from the Premises into the Relocation Space.

    55.  TENANT IMPROVEMENTS.   Tenant shall construct certain tenant
         -------------------
improvements (the "Tenant Improvements") in the Premises as shown and described in Exhibit C attached hereto, subject to the following terms and conditions:

         (a) The Tenant Improvements shall be deemed alterations to the Premises subject to Landlord's prior written consent and shall be subject to all the terms and conditions of paragraph 8 of this lease, except that Tenant shall not be obligated to remove the Tenant Improvements shown in Exhibit C nor restore the Premises to its condition prior to construction of the Tenant Improvement to the extent specified in Exhibit C. Tenant shall submit preliminary space plans and final space plans to Landlord for Landlord's prior written consent. Upon Landlord's approval of the final space plan, Tenant shall thereafter cause to be prepared by licensed architects and engineers a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings (the "Final Construction Drawings") for the Tenant Improvements, if applicable, and shall submit copies of the Final Construction Drawings to Landlord for Landlord's approval. After Landlord's approval of the Final Construction Drawings, Tenant shall submit the Final Construction Drawings as approved by Landlord to the City to obtain all requisite building permits. No changes, modifications or alterations to the Final Construction Drawings shall be made without

Landlord's prior written consent.

         (b) A general contractor shall be retained by Tenant to construct the Tenant Improvements. The general contractor shall be subject to Landlord's approval. Tenant shall only use contractors and subcontractors reasonably approved by Landlord. All of Tenant's contractors and subcontractors shall carry workers compensation insurance covering all of their respective employees and shall also carry commercial general liability and property damage insurance, all with limits, in form and with companies as are required to be carried by Tenant in paragraph 11 of this lease. Tenant shall also carry "Builder's All Risk" insurance in an amount approved by Landlord covering construction of the Tenant Improvements and such other insurance as Landlord may reasonably require. Certificates for all insurances required hereunder shall be provided to Landlord prior to commencement of construction of the Tenant Improvements.

         (c) Landlord will be notified at least ten (10) days prior to the commencement of any construction in order to post a Notice of Non-Responsibility. Tenant agrees to conform with Landlord's rules and regulations associated with construction to minimize the disruption to the other tenants in the building. Any construction which causes significant noise or other disturbance to the tenants shall be done during non-business hours (evenings after 6:30 p.m. or weekends). Tenant will require its general contractor to clean the exterior of the Premises daily and shall keep the common areas clean and debris-free at all times and shall park construction vehicles and store materials in areas designated by Landlord. Mechanical systems shall be designed so as to not affect the systems of the adjoining suites or otherwise alter the airflow to the other tenants in the building.

         (d) The Tenant Improvements shall be constructed in accordance with all applicable local, state and federal laws, statutes, codes, ordinances, rules and regulations.

         (e) Landlord shall have the right to enter the Premises at all times during construction of the Tenant Improvements to inspect and monitor such construction, but shall have no obligation to do so and assumes no liability or responsibility for such construction and/or compliance with laws applicable thereto, which is and shall be Tenant's sole responsibility.

    56.  EARLY ACCESS.  Landlord shall provide Tenant with limited access to the
         ------------
Premises prior to the commencement of the term, but only for purposes of construction of the Tenant Improvements. Tenant's access shall be coordinated with Landlord. Except as specifically provided below, Tenant's access to the Premises pursuant to this paragraph shall be subject to all the terms and conditions of this lease, including the insurance obligations specified in paragraph 11 and paragraph 55. As a condition precedent to Tenant's right to such access to the Premises, Tenant shall provide Landlord with proof that Tenant has satisfied said insurance requirements. Such limited access to the Premises shall not accelerate the commencement or termination dates of this lease specified in paragraph 2(a) hereof and Tenant shall not be obligated to pay basic rent or direct expenses until the commencement of the term.

    IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this lease as of the date first above written.

Landlord:                                 Tenant:
--------                                  -------

CONNECTICUT GENERAL LIFE INSURANCE        eBAY, INC.,
COMPANY, on behalf of its Separate        a California corporation
Account R
By: CIGNA Investments, Inc.

    By:____________________________       By: /s/ Margaret C. Whitman
                                             ---------------------------------
    Name:__________________________       Name: Margaret C. Whitman
                                               -------------------------------

    Its:___________________________              Its: President

Date:______________________________       By: /s/ Matthew P. Quilter
                                             ---------------------------------

                                                 Name:________________________

                                                 Its: Secretary

                                          Date:_______________________________

                           FIRST AMENDMENT TO LEASE
                           ------------------------


     THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made this 9th day of June, 1998, by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation, on behalf of its Separate Account R ("Landlord") and EBAY, INC., a California corporation ("Tenant").


                                R E C I T A L S


     A. Tenant currently leases from Landlord approximately two thousand two hundred fifteen (2,215) square feet of space located at 2005 Hamilton Avenue, Suites 235 and 240, San Jose, California (the "Current Premises"), pursuant to that certain Lease dated April 10, 1998 (the "Lease"). The Current Premises are shown on Exhibit A attached hereto.

     B. Tenant desires to lease additional space from Landlord located at 2005 Hamilton Avenue, Suite 130, San Jose, California, (the "Expansion Space"), consisting of approximately four thousand two hundred twenty-two (4,222) square feet of space. The Expansion Space is shown on Exhibit B attached hereto.

     C. Tenant also desires to extend the term of the Lease on the terms and conditions set forth below.

     D. Landlord is willing to lease the Expansion Space to Tenant and to extend the term of the Lease in consideration of Tenant's agreement to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein, Landlord and Tenant agree as follows:

     1.  TERM.  Paragraph 2 of the Lease is modified as follows:
         ----

         The term of the Lease is hereby extended such that the termination date shall be June 7, 2001.

     2.  PREMISES.  The definition of "Premises" is modified as follows:
         --------

         From and after June 8, 1998, the Expansion Space shall be added to the Current Premises and, thereafter, the total area leased shall be increased to six thousand four hundred thirty-seven (6,437) square feet and the term "Premises" as used in this Lease shall refer to the Current Premises and the Expansion Space combined.

     3.  BASIC RENT.  Paragraphs 4(a) and 5(a) of the Lease are modified as
         ----------
follows:

         Commencing on the June 8, 1998, the basic rent payable by Tenant as set forth in paragraphs 4(a) and 5(a) of the Lease shall be as follows:

         From June 8, 1998 through June 7, 1999 $16,607.46 per month

         Commencing on June 8, 1999 and on each anniversary date thereafter (each such date is referred to herein as the "Adjustment Date"), the basic rent shall be adjusted as follows:

         The Consumer Price Index for All Urban Consumers (base year 1984 =
100) for San Francisco-Oakland, Metropolitan Area published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the nearest date preceding the applicable Adjustment Date (the "Extension Index"), shall be compared with the Index published for the nearest date preceding June 8, 1998 (the "Beginning Index"). If the Extension Index has increased over the Beginning Index, the monthly basic rent payable during the following period shall be set by multiplying $16,607.46 by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index; provided, however, that in no event shall the increase in monthly basic rent on each Adjustment Date be less than four percent (4%) over the monthly basic rent payable for the lease month prior to such Adjustment Date.

         As soon as the monthly basic rent for each such period is set, Landlord shall give Tenant notice of the amount. On each Adjustment Date the parties shall immediately execute an amendment to the lease stating the new monthly basic rent or otherwise acknowledge in writing such adjustment in form reasonably acceptable to Landlord. If the Index is changed so that the base year differs from that used for the Beginning Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

     4.  DIRECT EXPENSES.  Paragraphs 4(b) and 5(b) of the Lease are modified as
         ---------------
follows:

         Commencing on the June 8, 1998, Tenant's proportionate share of direct expenses of the Project as set forth in paragraph 5(b) of the Lease shall be increased to two and seventy-eight one-hundredths percent (2.78%) and Tenant's proportionate share of direct expenses of the building in which the Premises are located shall be increased to ten and four one-hundredths percent (10.04%). Commencing on the June 8, 1998, Tenant's payment of its estimated share of direct expenses shall be Three Thousand Nine Hundred Ninety and 94/100 Dollars ($3,990.94) and shall be reconciled and adjusted thereafter in accordance with paragraph 5(b) of the Lease.

     5.  ADVANCE RENT DEPOSIT.  Concurrent with Tenant's execution of this
         --------------------
Amendment Tenant shall deliver to Landlord the sum of Thirteen Thousand Five Hundred Ten and 40/100 Dollars ($13,510.40) as advance payment of basic rent and direct expenses applicable to the Expansion Space for the first lease month commencing on June 8, 1998.

     6.  SECURITY DEPOSIT.  Paragraph 4(e) of the Lease is modified as follows:
         ----------------

         Upon execution of this Amendment, Tenant shall deposit with Landlord the additional sum of Fifteen Thousand Dollars ($15,000) which shall be held by Landlord as a portion of Tenant's security deposit pursuant to paragraph 4(e) of the Lease. The total amount of the security deposit held by

Landlord shall be increased thereby to a total of Twenty-Two Thousand Dollars ($22,000).

     7.   PARKING.  Paragraph 15 of the Lease is modified as follows:
          -------

          Commencing on June 8, 1998, the number of non-exclusive parking spaces which Tenant shall be entitled to use shall be increased to twenty-three (23) spaces.

     8.   EXPANSION SPACE LEASED "AS IS".  Tenant is leasing the Expansion Space
          ------------------------------
in its current condition and Landlord shall have no obligation to alter, modify or improve the Expansion Space in any way.

     9.   CONDITION TO EFFECTIVENESS.  The effectiveness of this Amendment is
          --------------------------
conditioned and contingent upon Landlord receiving a duly executed Lease Termination Agreement from Hall Kinion terminating its lease with respect to the Expansion Space in form and substance acceptable to Landlord in Landlord's sole and absolute discretion. If Landlord does not receive such agreement from Hall Kinion on or before June 7, 1998, then Landlord, at its sole option, may cancel this Amendment, but the Lease shall continue in full force and effect as to the Current Space.

     10.  CORPORATE AUTHORITY.  Each individual executing this Amendment on
          -------------------
behalf of a corporation represents and warrants that he/she is duly authorized to execute and deliver this Amendment on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this Amendment is binding upon said corporation in accordance with its terms. Tenant shall deliver to Landlord, within ten (10) days of the execution and delivery of this Amendment, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this Amendment and naming the officers that are authorized to execute this Amendment on behalf of Tenant, which copy shall be certified by Tenant's President or Secretary as correct and in full force and effect.

     11.  RESTATEMENT OF OTHER LEASE TERMS.  Except as specifically modified
          --------------------------------
herein, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto execute this Amendment as of the date first set forth above.

Landlord:                               Tenant:
--------                                ------

CONNECTICUT GENERAL LIFE                eBAY, INC.,
INSURANCE COMPANY,                      a California corporation
a Connecticut corporation,
on behalf of its Separate
Account R

By: CIGNA Investments, Inc.,            By: /s/ Margaret C. Whitman
                                           ------------------------------------
    a Delaware corporation

    Its Authorized Agent                Name: Margaret C. Whitman
                                             ----------------------------------
    By:______________________           Title:     President
                                              ---------------------------------
    Name:____________________           Date:      7/8/98
                                             ----------------------------------
    Title:___________________

    Date:____________________           By: /s/ Matthew P. Quilter
                                           ------------------------------------
                                        Name: Matthew P. Quilter
                                             ----------------------------------
                                        Title:     Secretary
                                              ---------------------------------
                                        Date:     7/8/98
                                             ----------------------------------